UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 29, 2020

QVC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38654	23-2414041
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1200 Wilson Drive

West Chester, Pennsylvania 19380

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.375% Senior Secured Notes due 2067	QVCD	New York Stock Exchange
6.250% Senior Secured Notes due 2068	QVCC	New York Stock Exchange

Item 8.01.  Other Events.

On January 29, 2020, QVC, Inc. (“QVC”) and certain subsidiary guarantors (the “Guarantors”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein (the “Underwriters”), relating to the public offering (the “Offering”) of $575 million aggregate principal amount of 4.75% Senior Secured Notes due 2027 (the “Notes”) at a price to the public of 100% of the face amount of the Notes.

The Notes are being issued and sold pursuant to QVC’s Registration Statement on Form S-3 (File No. 333-233799) (the “Registration Statement”), which became effective on October 3, 2019, and pursuant to a prospectus supplement dated January 29, 2020 to the prospectus dated October 3, 2019 (together, the “Prospectus”).

The material terms of the Offering are described in the Prospectus, and the Offering is registered with the Securities and Exchange Commission pursuant to the Registration Statement. The Offering is expected to close on or about February 4, 2020, subject to customary closing conditions.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions.  QVC and the Guarantors have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments the Underwriters may be required to make because of such liabilities.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated January 29, 2020, by and among QVC, Inc., Affiliate Investment, Inc., Affiliate Relations Holdings, Inc., AMI 2, Inc., ER Marks, Inc., QVC Global Holdings I, Inc., QVC Global Holdings II, Inc., QVC Rocky Mount, Inc., QVC San Antonio, LLC, QVC Deutschland GP, Inc., HSN, Inc., HSNi, LLC, HSN Holding LLC, AST Sub, Inc., Home Shopping Network En Espanol, L.L.C., Home Shopping Network En Espanol, L.P., H.O.T. Networks Holdings (Delaware) LLC, HSN of Nevada LLC, Ingenious Designs LLC, NLG Merger Corp., Ventana Television, Inc., and Ventana Television Holdings, Inc., as guarantors, and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2020

QVC, INC.

By:	/s/ John F. Misko
	Name:	John F. Misko
	Title:	Senior Vice President and Controller